                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

          FIRST AMENDMENT, dated as of June 19, 1997 (this "Amendment"), to the CREDIT AND GUARANTEE AGREEMENT, dated as of August 14, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DAL-TILE INTERNATIONAL INC., a Delaware corporation ("Holdings"), DAL-TILE GROUP INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), CREDIT SUISSE, as documentation agent (in such capacity, the "Documentation Agent"), GOLDMAN SACHS CREDIT PARTNERS L.P. as syndication agent (in such capacity, the "Syndication Agent") and THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

          WHEREAS, the Lenders are willing to amend the Credit Agreement in the manner and on the terms and conditions provided for herein;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:


          SECTION 1.  DEFINITIONS AND SECTION REFERENCES

          1.1 Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

          1.2 Section References. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.


          SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT

          2.1 Amendment to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

          (a) by amending and restating in their entireties the following definitions contained in such subsection to read as follows:

               "Applicable Margin": (a) with respect to any Revolving Credit Loan or Term Loan (i) if such Revolving Credit Loan or Term Loan, as the case may be, is an ABR Loan, 0.25% and (ii) if such Revolving Credit Loan or Term Loan, as the case may be, is a Eurodollar Loan, 1.25%, provided that the Applicable Margin for Revolving Credit Loans and Term Loans will be adjusted, if required, on each Adjustment Date, to the Applicable Margin set forth on Annex A-1 hereto opposite the
                                                ---------
          Leverage Ratio Level of the Borrower in effect on such Adjustment Date, provided further that, in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related certificate required pursuant to subsection 7.2(b), are not delivered when due, then, during the period from the date upon which such financial statements were required to be delivered until one Business Day following the date upon which they actually are delivered, the Applicable Margin for Revolving Credit Loans and Term Loans which are ABR Loans shall be 0.50% and the Applicable Margin for Revolving Credit Loans and Term Loans which are Eurodollar Loans Eurodollar Loans shall be 1.50%; and (b) with respect to any Tranche B Term Loan, (i) if such Tranche B Term Loan is an ABR Loan, 0.75% and
          (ii) if such Tranche B Term Loan is a Eurodollar Loan, 1.75%, provided that the Applicable Margin for Tranche B Term Loans will be adjusted, if required, on each Adjustment Date, to the Applicable Margin set forth on Annex A-2 hereto (or, in the case of any Adjustment Date
                   ---------
          after June 19, 1998, on Annex A-3 hereto) opposite the Leverage Ratio
                                  ---------
          Level of the Borrower in effect on such Adjustment Date, provided further that, in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related certificate required pursuant to subsection 7.2(b), are not delivered when due, then, during the period from the date upon which such financial statements were required to be delivered until one Business Day following the date upon which they actually are delivered, the Applicable Margin for Tranche B Term Loans which are ABR Loans shall be 1.00% and the Applicable Margin for Tranche B Term Loans which are Eurodollar Loans shall be 2.00%.

               "Asset Sale": as to any Person, any sale or other disposition (including any sale or other disposition in connection with a Sale/Leaseback Transaction and any mortgage (other than the Mortgages) or lease of real property) subsequent to the Closing Date of any property of such Person (except sales or other dispositions permitted under subsection 8.6(a) through 8.6(g)).

               "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.2, 2A.2, 3.2 or 3.8 as a date on which the Borrower requests the Lenders to make Loans or the Swing Line Lender to make Swing Line Loans hereunder.

               "Commitment": with respect to any Lender, the collective reference to such Lender's Term Loan Commitment, Tranche B Commitment and/or Revolving Credit Commitment; collectively, as to all the Lenders, the "Commitments".

               "Commitment Percentage": as to any Lender (a) at any time prior to the termination of the Revolving Credit Commitments, the percentage which (i) the sum of (x) such Lender's Revolving Credit Commitment plus (y) such Lender's Term Loan Commitment (or, after the Term Loans are made, the outstanding principal amount of such Lender's Term Loan) plus (z) such Lender's Tranche B Commitment (or, after the Tranche B Term Loans are made, the outstanding principal amount of such Lender's Tranche B Term Loan) then constitutes of (ii) the sum of (x) the Revolving Credit Commitments of all the Lenders plus (y) the Term Loan Commitments of all the Lenders (or, after the Term Loans are made, the aggregate principal amount of Term Loans of all the Lenders then outstanding) plus (z) the Tranche B Commitments of all the Lenders (or, after the Tranche B Term Loans are made, the aggregate principal amount of Tranche B Term Loans of all the Lenders then outstanding), and (b) at any time after the termination of the Revolving Credit Commitments, the percentage which (i) the sum of (x) the principal amount of such Lender's Loans (other than Swing Line Loans) then outstanding plus (y) the product of such Lender's Revolving Credit Commitment Percentage times the sum of (I) the L/C Obligations then outstanding and (II) the Swing Line Loans then outstanding then constitutes of (ii) the sum of (x) the aggregate principal amount of Loans of all the Lenders then outstanding plus (y) the aggregate L/C Obligations of all the Lenders then outstanding.

               "Consolidated Current Assets": at any date of determination, an amount equal to the sum of, without duplication, (a) all assets (other than cash and Cash Equivalents) which would, in accordance with GAAP, be classified on a consolidated balance sheet of Holdings (or, if the Merger is consummated, the Borrower) and its Subsidiaries as current assets at such date of determination and (b) the aggregate unpaid balance of all accounts receivable of the Borrower and its Subsidiaries sold or financed pursuant to the Permitted Securitization Transaction at such date of determination.

               "Consolidated EBITDA": for any period, the Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (a) Consolidated Interest Expense, (b) depreciation, (c) amortization and (d) all Federal, state, local and foreign income taxes, all as determined on a consolidated basis in accordance with GAAP, provided that, for purposes of determining the Applicable Margin for Revolving Credit Loans and Term Loans (other than for purposes of determining whether Leverage Ratio Level IA exists on any Adjustment Date), (i) Consolidated EBITDA for the period of four consecutive fiscal quarters ending December 31, 1996, shall be equal to the product of (A) Consolidated EBITDA for the fiscal quarter ending December 31, 1996 times (B) 4, (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending March 31, 1997, shall be equal to the product of (A) Consolidated EBITDA for the two consecutive fiscal quarters ending March 31, 1997 times (B) 2, and
          (iii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending June 30, 1997, shall be equal to the product of (A) Consolidated EBITDA for the three consecutive fiscal quarters ending June 30, 1997 times (B) a fraction, the numerator of which is 4 and the denominator of which is 3.

               "Consolidated Interest Expense": for any period, an amount equal to the sum of, without duplication, (a) the amount of interest expense, both expensed and capitalized, of Holdings (or, if the Merger is consummated, the Borrower) and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP and (b) an amount equal to the interest (or other fees or other amounts in the nature of interest or discount accrued and paid or payable in cash for such period) in respect of the Permitted Securitization Transaction, provided that, for purposes of determining the Applicable Margin for Revolving Credit Loans and Term Loans (other than for purposes of determining whether Leverage Ratio Level IA exists on any Adjustment
          Date), (i) Consolidated Interest Expense for the period of four consecutive fiscal quarters ending December 31, 1996, shall be equal to the product of (A) Consolidated Interest Expense for the fiscal quarter ending December 31, 1996 times (B) 4, (ii) Consolidated Interest Expense for the period of four consecutive fiscal quarters ending March 31, 1997, shall be equal to the product of (A) Consolidated Interest Expense for the two consecutive fiscal quarters ending March 31, 1997 times (B) 2, and (iii) Consolidated Interest Expense for the period of four consecutive fiscal quarters ending June 30, 1997, shall be equal to the product of (A) Consolidated Interest Expense for the three consecutive fiscal quarters ending June 30, 1997 times (B) a fraction, the numerator of which is 4 and the denominator of which is 3.

               "Consolidated Net Income": for any period, the net income of Holdings (or, if the Merger is consummated, the Borrower) and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, but excluding from the determination thereof (without duplication) (a) any extraordinary or non-recurring gains or losses (including, without limitation, the one-time charge taken in the second fiscal quarter of the fiscal year ending December 31, 1997 to reflect, among other things, the write-down in valuation of inventory and accounts receivable, provided that the amount excluded in respect of such charge shall not exceed $25,000,000), (b) gains or losses from the proposed or actual disposition of material assets and
          (c) goodwill write-downs and restructuring charges (but deducting from the determination of Consolidated Net Income for any period, cash payments made during such period in respect of any goodwill write-downs or restructuring charges recorded after the Closing Date).

               "Consolidated Total Debt": at any date of determination, an amount equal to the sum of, without duplication, (a) all Indebtedness of Holdings (or, if the Merger is consummated, the Borrower) and its consolidated Subsidiaries at such date of determination as determined on a consolidated basis in accordance with GAAP and (b) the Securitization Amount at such date of determination.

               "Leverage Ratio Level": as to the Borrower, the existence of Leverage Ratio Level IA, Leverage Ratio Level I, Leverage Ratio Level II, Leverage Ratio Level III, Leverage Ratio Level IV, Leverage Ratio V or Leverage Ratio VI, as the case may be.

               "Leverage Ratio Level I": as to the Borrower, shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 4.25 to 1.00 but greater than or equal to 3.75 to 1.00.

               "Loan": any Term Loan, Tranche B Term Loan, Revolving Credit Loan or Swing Line Loan.

               "Loan Documents": this Agreement, any Notes, the Guarantees, the Applications and the Security Documents.

               "Notes": collectively, the Swing Line Note, Revolving Credit Notes, Term Notes and Tranche B Term Notes, if any.

          (b) by adding the following new definitions in the proper alphabetical order:

               "Borrower Pledge Agreements": collectively, (i) the Pledge Agreement, dated as of August 14, 1996, made by the Borrower in favor of the Administrative Agent, and (ii) the Pledge Agreement, dated as of October 4, 1996, made by the Borrower in favor of the Administrative Agent, in each case as the same may be amended, supplemented or otherwise modified from time to time.

               "Borrower Security Agreement": the Security Agreement executed and delivered by the Borrower pursuant to the First Amendment, as the same may be amended, supplemented or otherwise modified from time to time.

               "Collateral": all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

               "Collateral Agreement": the Collateral Agreement executed and delivered by each Guarantor (other than Holdings) pursuant to the First Amendment, as the same may be amended, supplemented or otherwise modified from time to time.

               "Domestic Subsidiary": any Subsidiary of the Borrower other than a Foreign Subsidiary.

               "First Amendment": the First Amendment to this Agreement, dated as of June 19, 1997.

               "Holdings Pledge Agreement": the Pledge Agreement, dated as of August 14, 1996, made by Holdings in favor of the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

               "Leverage Ratio Level IA": as to the Borrower, shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is greater than or equal to 4.25 to 1.00.

               "Mortgages": the collective reference to the mortgages, deeds of trust and other similar documents executed and delivered from time to time by the Borrower and the Guarantors in favor of the Administrative Agent pursuant to this Agreement and the First Amendment, substantially in the form of Exhibit K or, if such Exhibit is not
                                       ---------
          appropriate under applicable law in the jurisdiction in which the relevant real property is located, in such other form as shall be reasonably satisfactory to the Borrower and the Administrative Agent, as each of the same may be amended, supplemented or otherwise modified from time to time.

               "Permitted Securitization Transaction": a transaction or series of related transactions pursuant to which a corporation, partnership, trust, limited liability company or other entity incurs obligations or issues interests, the proceeds of which are used to finance a discrete pool (which may be fixed or revolving) of receivables of the Borrower and its Subsidiaries on terms and conditions satisfactory to the Administrative Agent.

               "Pledge Agreements": collectively, the Borrower Pledge Agreements and the Holdings Pledge Agreement.

               "Required Tranche B Lenders": at any time, Tranche B Lenders the Tranche B Commitment Percentages of which aggregate more than 50%.

               "Securitization Amount":  as defined in subsection 3.18.

               "Security Agreements": the collective reference to the Borrower Security Agreement and the Collateral Agreement.

               "Security Documents": the collective reference to the Mortgages, the Security Agreements, the Pledge Agreements and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Borrower hereunder and under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities.

               "Tranche B Commitment": as to any Tranche B Lender, its obligation to make a Tranche B Term Loan to the Borrower in an amount equal to the amount set forth opposite such Tranche B Lender's name in
          Schedule I-A hereto under the heading "Tranche B Commitment", as such
          ------------
          amount may be reduced from time to time pursuant to this Agreement; collectively, as to all the Tranche B Lenders, the "Tranche B Commitments".

               "Tranche B Commitment Percentage": as to any Tranche B Lender at any time, the percentage of the Tranche B Commitments then constituted by such Tranche B Lender's Tranche B Commitment (or, after the Tranche B Term Loans are made, the percentage of the aggregate Tranche B Term Loans then constituted by such Tranche B Lender's Tranche B Term Loans).

               "Tranche B Lender": any Lender with an unused Tranche B Commitment hereunder and/or any Tranche B Term Loan outstanding hereunder; collectively, the "Tranche B Lenders".

               "Tranche B Term Loan":  as defined in subsection 2A.1.

               "Tranche B Term Note":  as defined in subsection 2A.4(d).

               "Tranche B Effective Date": as defined in subsection 3.3 of the First Amendment.

               "UCC Filing Collateral": Collateral (other than fixtures) as to which filing financing statements under the uniform commercial code of the applicable jurisdiction is an appropriate method of perfection of a security interest in such Collateral.

          (c) by amending and restating in its entirety paragraph 2 of the definition of "Interest Period" as follows:

               "(2) no Interest Period that would otherwise extend beyond the Revolving Credit Termination Date or beyond the date final payment is due on the Term Loans or the Tranche B Term Loans, as the case may be, shall be selected by the Borrower;

          2.2 Addition of New Section. The Credit Agreement is hereby amended by adding a new Section between Sections 2 and 3 to read in its entirety as follows:

     "SECTION 2A.  AMOUNTS AND TERMS OF TRANCHE B COMMITMENTS

          2A.1 Tranche B Term Loans. Subject to the terms and conditions hereof, each Tranche B Lender severally agrees to make a term loan (a "Tranche B Term Loan") to the Borrower on the Tranche B Effective Date in an amount equal to the Tranche B Commitment of such Tranche B Lender. The Tranche B Term Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2A.2 and 4.2 hereof.

          2A.2 Procedure for Tranche B Term Loan Borrowing. The Borrower hereby requests a Tranche B Term Loan borrowing on the Tranche B Effective Date in an amount equal to the aggregate amount of the Tranche B Commitments of the Tranche B Lenders. The Borrower shall give the Administrative Agent irrevocable notice prior to 12:00 noon, New York City time, at least three Business Days prior to the Tranche B Effective Date, if all or any part of the Tranche B Term Loans are to be initially Eurodollar Loans, specifying the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. To the extent that the Borrower does not deliver a notice pursuant to the immediately preceding sentence, the Tranche B Term Loans shall initially be ABR Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche B Lender thereof. Each Tranche B Lender will make the amount of its pro rata share of the borrowing of Tranche B Term Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 13.2 prior to 11:00 A.M., New York City time, on the Tranche B Effective Date in Dollars and in funds immediately available to the Administrative Agent.
     The Borrower hereby requests and directs the Administrative Agent, on the Tranche B Effective Date, to use the amounts made available to the Administrative Agent by the Tranche B Loan Lenders, first, to prepay $75,000,000 of Revolving Credit Loans and, then, to prepay $50,000,000 of the Term Loans.

          2A.3 Repayment of Tranche B Term Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Tranche B Lenders the principal amount of the Tranche B Term Loans made by such Tranche B Lenders in twenty-four consecutive quarterly installments (or such earlier date on which the Tranche B Term Loans become due and payable pursuant to Section 11), payable on the last day of each March, June, September and December of each year, commencing on March 31, 1998, in aggregate amounts for each of the following years as follows (with the installments in each such year being equal in amount except that the installments due in March and June 2003 shall be in an amount equal to $250,000 and the installments due in September and December 2003 shall in an amount equal to $59,750,000):

                              Year           Amount
                              ----        ------------

                              1998        $  1,000,000
                              1999        $  1,000,000
                              2000        $  1,000,000
                              2001        $  1,000,000
                              2002        $  1,000,000
                              2003        $120,000,000

     The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Tranche B Term Loans from time to time outstanding from the date borrowed until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.4.

          2A.4 Evidence of Tranche B Term Loan Debt. (a) Each Tranche B Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Tranche B Loan Lender from time to time in respect of the Tranche B Term Loan of such Tranche B Term Lender, including the amounts of principal and interest payable and paid to such Tranche B Lender from time to time under this Agreement.

          (b) The Administrative Agent shall record in the Register, with separate subaccounts therein for each Tranche B Lender (i) the amount of each Tranche B Term Loan made hereunder, the Type thereof and, in the case of Tranche B Term Loans which are Eurodollar Loans, each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Tranche B Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Tranche B Lender's share thereof, if any.

          (c) The entries made in the Register and the accounts of each Tranche B Lender maintained pursuant to subsection 2A.4(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Tranche B Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Tranche B Term Loans made to the Borrower by such Tranche B Lender in accordance with the terms of this Agreement.

          (d) The Borrower agrees that, upon the request to the Administrative Agent by any Tranche B Lender, the Borrower will execute and deliver to such Tranche B Lender a promissory note of the Borrower evidencing the Tranche B Term Loan made by such Tranche B Lender, substantially in the form of Exhibit J (a "Tranche B Term Note"), payable to the order of such
             ---------
     Tranche B Lender and in a principal amount equal to, in the case of Tranche B Term Notes issued on or prior to the Tranche B Effective Date, the lesser of (A) the initial Tranche B Commitment of such Tranche B Lender or (B) the aggregate unpaid principal amount of all Tranche B Term Loans made by such Tranche B Lender and, in the case of Tranche B Term Notes issued after the Tranche B Effective Date, the aggregate unpaid principal amount of all Tranche B Term Loans made by such Tranche B Lender. Each Tranche B Lender is hereby authorized to record the date, Type and amount of the Tranche B Term Loan made by such Tranche B Lender, the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Tranche B Term Loans which are Eurodollar Loans, the length of each Interest Period and Eurodollar Rate with respect thereto, on the schedule annexed to and constituting a part of its Tranche B Term Note and any such recordation shall, to all or a portion of the purchase price of applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Tranche B Term Loans made to the Borrower in accordance with the terms of this Agreement.

          2A.5 Use of Proceeds of Tranche B Term Loans. The proceeds of the Tranche B Term Loans shall be used by the Borrower to prepay $75,000,000 of Revolving Credit Loans and to prepay $50,000,000 of the Term Loans.

          2A.6 Amendments Relating to Tranche B Term Loans. Each Term Loan Lender and each Revolving Credit Lender which is a party to the First Amendment (for itself and its successors and assigns) hereby notifies the Administrative Agent that such Lender's consent to any waiver, amendment, supplement or modification of the Credit Agreement or any other Loan Document or any terms thereof with respect to the following matters will not be effective unless the Required Tranche B Lenders (or, in the case of the matter described in clause (d) below, all the Tranche B Lenders) have also consented to such waiver, amendment, supplement or modification: (a) any waiver, amendment, supplement or modification of or to Section 2A; (b) any waiver, amendment, supplement or modification of or to the order of application of prepayments specified in subsection 4.1(c); (c) any waiver, amendment, supplement or modification of or to any provision of any Security Document that provides for the ratable sharing of the proceeds of any realization on the Collateral to provide for a non-ratable sharing thereof; or (d) any waiver, amendment, supplement or modification to reduce the percentage specified in the definition of Required Tranche B Lenders."

          2.3 Amendment to Subsection 3.1. Subsection 3.1 of the Credit Agreement is hereby amended by deleting the words "the aggregate Accreted Value of the then outstanding Zero Coupon Notes" appearing in clause (iii) of paragraph (a) of such subsection and substituting in lieu thereof the words "the sum of (A) the aggregate Accreted Value of the then outstanding Zero Coupon Notes and (B) the Securitization Amount at such time".

          2.4 Amendment to Subsection 3.6. Subsection 3.6 of the Credit Agreement is hereby amended by adding the words "and (iii) the Securitization Amount at such time" after the words "Zero Coupon Notes" in such subsection.

          2.5 Amendment to Subsection 3.10. Subsection 3.10 of the Credit Agreement is hereby amended by adding the words "and (C) the Securitization Amount at such time" after the words "Zero Coupon Notes" in paragraph (a) of such subsection.

          2.6 Amendment to Subsection 3.18. Subsection 3.18 of the Credit Agreement is hereby amended by deleting the last sentence of such subsection and substituting in lieu thereof the following new sentences:

     "It is also acknowledged and agreed that a portion of the Revolving Credit Commitments in an amount equal to the aggregate cash proceeds received by the Borrower and its Subsidiaries (net of amounts repaid) from the financing of then outstanding accounts receivable pursuant to the Permitted Securitization Transaction (the "Securitization Amount") shall not be available for Revolving Credit Loans, Swing Line Loans or Letters of Credit. If the Aggregate Revolving Credit Outstandings of all the Revolving Credit Lenders shall at any time exceed the difference between
     (a) the Revolving Credit Commitments and (b) the sum of (i) the Reserved Amount and (ii) the Securitization Amount, the Borrower shall promptly prepay Revolving Credit Loans, Swing Line Loans and/or cash collateralize Letters of Credit in accordance with subsection 4.1(c) in an aggregate amount equal to the amount of such excess."

          2.7 Amendments to Subsection 4.1. Subsection 4.1 of the Credit Agreement is hereby amended as follows:

          (a)  by adding a proviso at the end of the first sentence of paragraph
     (a) of such subsection to read as follows:

          "provided that, except for the prepayment of Term Loans funded with the proceeds of the Tranche B Term Loans, the Borrower may not make an optional prepayment of the Term Loans or Tranche B Term Loans unless the Borrower shall, concurrently with such prepayment, make a ratable prepayment of Tranche B Term Loans or Term Loans, respectively."

          (b) by adding the words "and Tranche B Term Loans" after the words "Term Loans" in the third, fourth and fifth sentences of paragraph (a) of such subsection;

          (c)  by adding a proviso at the end of the fifth sentence of paragraph
     (a) of such subsection to read as follows:

          "provided that any prepayment of the Term Loans funded with the proceeds of the Tranche B Term Loans shall be applied to the remaining installments thereof in the scheduled order of maturity."

          (d) by adding the words "and Tranche B Term Loans" after the words "Term Loans" in the first and second sentences of paragraph (b) of such subsection;

          (e) by deleting the reference to the amount "$35,000,000" in paragraph (b) of such subsection and inserting in lieu thereof a reference to the amount "$10,000,000";

          (f) by amending and restating the first sentence of paragraph (c) of such subsection to read in its entirety as follows;

          "All mandatory prepayments of Loans and all reductions of Revolving Credit Commitments pursuant to subsection 4.1(b) shall be made in the following order of priority: first the Term Loans and the Tranche B Term Loans shall be prepaid on a ratable basis (with the amount of such prepayments being then applied to prepay the remaining installments of the Term Loans or the Tranche B Term Loans, as the case may be, pro rata), and second, after the Term Loans and the Tranche B Term Loans shall have been prepaid in full, the Revolving Credit Commitments shall be reduced (and, to the extent that there are any Swing Line Loans and Revolving Credit Loans outstanding, the Swing Line Loans and the Revolving Credit Loans shall be prepaid (with the Swing Line Loans to be prepaid first) in an aggregate amount equal to the lesser of (i) the amount of such reduction and (ii) the aggregate principal amount of then outstanding Swing Line Loans and Revolving Credit Loans)."

          (g)  by amending and restating the first three sentences of paragraph
     (d) of such subsection to read in their entireties as follows;

          "Amounts to be applied pursuant to this subsection 4.1 to the prepayment of Term Loans, Tranche B Term Loans and Revolving Credit Loans shall be applied first to reduce outstanding Term Loans, Tranche B Term Loans and Revolving Credit Loans which are ABR Loans. Any amounts remaining after such application shall be applied to prepay Term Loans, Tranche B Term Loans and Revolving Credit Loans which are Eurodollar Loans immediately and/or shall be deposited in the Prepayment Account (as defined below). The Administrative Agent shall apply any cash deposited in the Prepayment Account (i) allocable to Term Loans to prepay Term Loans which are Eurodollar Loans, (ii) allocable to Tranche B Term Loans to prepay Tranche B Term Loans which are Eurodollar Loans and (iii) allocable to Revolving Credit Loans to prepay Revolving Credit Loans which are Eurodollar Loans, in each case on the last day of the respective Interest Periods therefor (or, at the direction of the Borrower, on any earlier date) until all outstanding Term Loans and/or Tranche B Term Loans and/or Revolving Credit Loans which are Eurodollar Loans have been prepaid or until all cash on deposit in the Prepayment Account with respect to such Loans has been exhausted."

          (h) by adding a new paragraph at the end of such subsection to read as follows:

               "(e) Notwithstanding the foregoing, in respect of any partial prepayment of Term Loans and Tranche B Term Loans pursuant to this subsection, the Borrower, at its option, may permit any Lender having a Tranche B Term Loan to decline receipt of its share of any such prepayment, and, if such Lender so declines, such share shall be applied as an additional prepayment of the Term Loans in accordance with this subsection. In the event that the Borrower elects to permit any Lender having a Tranche B Term Loan to irrevocably decline receipt of its share of any such prepayment, the Borrower shall provide the Administrative Agent with notice to such effect no later than three Business Days prior the date specified for such prepayment, and the Administrative Agent will promptly notify any such Lenders of such election. Any such Lender that wishes to decline receipt of its share of any such prepayment shall promptly, and, in any event no later than the date specified for such prepayment, notify the Administrative Agent."

          2.8 Amendment to Subsection 4.2. Subsection 4.2 of the Credit Agreement is hereby amended as follows:

          (a) by inserting after the words "Term Loans" each time such words appear in paragraphs (a) and (b) of such subsection the words "or Tranche B Term Loans, as the case may be";

          (b) by inserting after the words "the Required Term Loan Lenders" each time such words appear in paragraphs (a) and (b) of such subsection the words ", the Required Tranche B Lenders".

          2.9 Amendment to Subsection 4.6. Subsection 4.6 of the Credit Agreement is hereby amended by inserting after the words "the Required Term Loan Lenders" each time such words appear in paragraphs (a) and (b) of such subsection the words ", the Required Tranche B Lenders".

          2.10 Amendment to Subsection 4.7. Subsection 4.7 of the Credit Agreement is hereby amended as follows:

          (a) by inserting after the words "or the Term Loan Lenders" appearing in paragraph (a) of such subsection the words "or the Tranche B Lenders"; and

          (b) by adding the following sentence at the end of paragraph (c) thereof:

               "Each borrowing by the Borrower of Tranche B Term Loans shall be made ratably from the Tranche B Lenders in accordance with their respective Tranche B Commitment Percentages."

          2.11 Amendment to Subsection 5.1. Subsection 5.1 of the Credit Agreement is hereby amended by (a) deleting the reference to the date "December 31, 1995" each time it appears in such subsection and substituting in lieu thereof a reference to the date "December 31, 1996" and (b) deleting the reference to the date "March 31, 1996" each time it appears in such subsection and substituting in lieu thereof a reference to the date "March 31, 1997".

          2.12 Amendment to Subsection 5.2. Subsection 5.2 of the Credit Agreement is hereby amended by deleting the reference to the date "December 31, 1995" appearing therein and substituting in lieu thereof a reference to the date "December 31, 1996".

          2.13 Amendment to Subsection 6.2. Subsection 6.2 of the Credit Agreement is hereby amended by adding the words "Tranche B Term Loans" after the words "Term Loans" in the parenthetical in the second line of such subsection.

          2.14 Amendment to Subsection 7.1. Subsection 7.1 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (a) thereof, (b) by adding the word "and" at the end of paragraph (b) thereof and (c) by adding a new paragraph after paragraph (b) to read in its entirety as follows:

          "(c) as soon as available, but in any event not later than 45 days after the end of each month of each fiscal year (other than a month which is also the end of a quarterly period) of Holdings or the Borrower, as the case may be, the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries, or if the Merger is consummated, the Borrower and its consolidated Subsidiaries, as at the end of such month and the related unaudited consolidated statements of operations and of cash flows of Holdings and its consolidated Subsidiaries, or if the Merger is consummated, the Borrower and its consolidated Subsidiaries, for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Holdings or the Borrower, as the case may be, as being fairly stated in all material respects (subject to normal year-end audit adjustments);".

          2.15 Amendment to Subsection 7.2. Subsection 7.2 of the Credit Agreement is hereby amended by amended by adding the following clauses at the end of paragraph (b) thereof:

     "and (iii) stating that no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Borrower has complied with the requirements of subsection 7.9 with respect thereto), and (iv) stating that neither the Borrower nor any of its Subsidiaries has changed its name, its principal place of business, its chief executive office or the location of any material item of tangible Collateral without complying with the requirements of this Agreement and the Security Documents with respect thereto".

          2.16 Amendment to Subsection 7.9. Subsection 7.9 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection to read in its entirety as follows:

          "7.9 Additional Collateral. (a) With respect to any assets acquired after the Tranche B Effective Date by the Borrower or any of its Domestic Subsidiaries that are intended to be subject to the Lien created by any of the Security Documents but which are not so subject (other than (x) any assets described in paragraph (b) or (c) of this subsection), promptly (and in any event within 45 days after the acquisition thereof): (i) execute and deliver to the Administrative Agent such amendments to the relevant Security Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on such assets, (ii) take all actions necessary or advisable to cause such Lien to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be requested by the Administrative Agent (it being agreed that (A) no Mortgage shall be required to be executed and delivered with respect to any parcel of real property acquired after the Tranche B Effective Date unless the book value of such parcel of real property exceeds $1,000,000 and (B) no action shall be required pursuant to this clause (ii) to perfect a Lien
     (1) in assets that would not constitute UCC Filing Collateral unless the book value of such assets is greater than $1,000,000 or (2) in assets constituting UCC Filing Collateral if such perfection relates to assets with an aggregate book value of less than $500,000), and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i) and (ii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (b) With respect to any Person that, subsequent to the Tranche B Effective Date, becomes a Subsidiary (other than a Foreign Subsidiary), promptly upon the request of the Administrative Agent: (i) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a new pledge agreement or such amendments to the relevant Pledge Agreement or Collateral Agreement as the Administrative

     Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Borrower or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Subsidiaries Guarantee and the Collateral Agreement, in each case pursuant to documentation which is in form and substance satisfactory to the Administrative Agent, and (B) to take all actions necessary or advisable to cause the Lien created by the Collateral Agreement to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be requested by the Administrative Agent and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i), (ii) and
     (iii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

          (c) With respect to any Person that, subsequent to the Tranche B Effective Date, becomes a first tier Foreign Subsidiary, promptly upon the request of the Administrative Agent: (i) execute and deliver to the Administrative Agent a new pledge agreement or such amendments to the relevant Pledge Agreement or Collateral Agreement as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Borrower or any of its Subsidiaries (provided that in no event shall more than 65% of the Capital Stock of any such Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent any certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Borrower or such Subsidiary, as the case may be, and take or cause to be taken all such other actions under the law of the jurisdiction of organization of such Foreign Subsidiary as may be necessary or advisable to perfect such Lien on such Capital Stock and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i) and
     (ii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent."

          2.17 Amendment to Subsection 8.1(c). Subsection 8.1 of the Credit Agreement is hereby amended by deleting paragraph (c) of such subsection in its entirety and substituting in lieu thereof the following new paragraph:

          "(c) Maintenance of Consolidated Adjusted Interest Coverage Ratio. Permit for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter set forth below the Consolidated Adjusted Interest Coverage Ratio for such period to be less than the ratio set forth opposite such fiscal quarter below:

               Fiscal Quarter                       Interest Coverage Ratio
               --------------                       -----------------------

     2nd, 3rd and 4th Fiscal Quarters of 1997 Fiscal Year
     and 1st Fiscal Quarter of 1998 Fiscal Year             1.25 to 1

     2nd and 3rd Fiscal Quarters of 1998 Fiscal Year        1.50 to 1

     4th Fiscal Quarter of 1998 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 1999 Fiscal Year            1.75 to 1

     4th Fiscal Quarter of 1999 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 2000 Fiscal Year            2.25 to 1

     4th Fiscal Quarter of 2000 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 2001 Fiscal Year            2.50 to 1

     All Fiscal Quarters thereafter                              3.00 to 1


          2.18 Addition of new Subsection 8.1(d). Subsection 8.1 of the Credit Agreement is hereby amended by inserting after paragraph (c) of such subsection a new paragraph (d) to read in its entirety as follows:

          "(d) Maintenance of Consolidated Leverage Ratio. Permit at the end of any fiscal quarter set forth below the Consolidated Leverage Ratio for such fiscal quarter to be greater than the ratio set forth opposite such fiscal quarter below:

               Fiscal Quarter                               Leverage Ratio
               --------------                               --------------

     2nd, 3rd and 4th Fiscal Quarters of 1997 Fiscal Year        4.95 to 1

     1st Fiscal Quarter of 1998 Fiscal Year                      4.75 to 1

     2nd and 3rd Fiscal Quarters of 1998 Fiscal Year             4.50 to 1

     4th Fiscal Quarter of 1998 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 1999 Fiscal Year                 4.25 to 1

     4th Fiscal Quarter of 1999 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 2000 Fiscal Year                 4.00 to 1

     4th Fiscal Quarter of 2000 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 2001 Fiscal Year                 3.75 to 1

     4th Fiscal Quarter of 2001 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 2002 Fiscal Year                 3.25 to 1

     All Fiscal Quarters thereafter                              3.00 to 1

          2.19 Amendment to Subsection 8.3. Subsection 8.3 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (k) thereof, (b) by redesignating paragraph (l) thereof as paragraph
(n) and (c) by adding two new paragraphs after paragraph (k) to read in their entireties as follows:

          "(l) Liens on accounts receivables which are subject to the Permitted Securitization Transaction granted in connection with such Permitted Securitization Transaction;

          (m)  Liens granted pursuant to the Security Documents; and"

          2.20 Amendment to Subsection 8.5. Subsection 8.5 of the Credit Agreement is hereby amended by deleting the words "the pledge of the stock of the Subsidiaries of the Borrower pursuant to subsection 7.10" appearing in paragraphs (a), (b) and (d) of such subsection and substituting in lieu thereof the words "the Collateral".

          2.21 Amendment to Subsection 8.6. Subsection 8.6 of the Credit Agreement is hereby amended as follows:

          (a) by (i) deleting the word "and" at the end of paragraph (f) thereof, (ii) by redesignating paragraph (g) thereof as paragraph (h) and
     (iii) by adding a new paragraph after paragraph (f) to read in its entirety as follows:

          "(g) sales of accounts receivables pursuant to the Permitted Securitization Transaction; and"; and

          (b) by deleting the words "pursuant to subsection 7.10" appearing in the last sentence thereof and substituting in lieu thereof the words "pursuant to the Security Documents".

          2.22 Amendment to Subsection 8.8. Subsection 8.8 of the Credit Agreement is hereby amended by adding the words "and Tranche B Term Loans" after the words "Term Loans" in paragraph (f) of such subsection.

          2.23 Amendment to Subsection 8.10. Subsection 8.10 of the Credit Agreement is hereby amended by replacing the "." at the end of the paragraph (f) thereof with the words "; and" and by adding a new paragraph (g) at the end of such subsection to read as follows:

          "(g) loans by the Borrower to members of its senior management in an aggregate principal amount not to exceed $2,000,000 at any time."

          2.24 Amendment to Subsection 8.12. Subsection 8.12 of the Credit Agreement is hereby amended by deleting the reference to "subsection 8.6(g)" and substituting in lieu thereof a reference to "subsection 8.6(h)".

          2.25 Amendment to Section 8. Section 8 of the Credit Agreement is hereby amended by adding a new subsection at the end thereof to read as follows:

          "8.16 Amendments to Permitted Securitization Transaction. Amend, modify or change any of the terms of the Permitted Securitization Transaction (other than by any amendment, modification, change, supplement or waiver which (a) would extend the maturity thereof, (b) does not in any way adversely affect the interests of the Administrative Agent or the Lenders hereunder or under the Loan Documents or (c) is of a technical or clarifying nature)."

          2.26 Amendments to Section 11. Section 11 of the Credit Agreement is hereby amended as follows:

          (a) by deleting the reference to "subsection 7.10" in paragraph (c) thereof and substituting in lieu thereof a reference to "subsection 7.9"; and

          (b)  by (i) redesignating paragraph (j) thereof as paragraph (l) and
     (ii) by adding two new paragraphs after paragraph (i) to read in their entireties as follows:

               "(j) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

               (k) Any "Termination Event" under the Permitted Securitization Transaction or any similar such event or occurrence as defined in the documentation relating to the Permitted Securitization Transaction, or any event or circumstance entitling the Persons purchasing, or financing the purchase of, accounts receivables under the Permitted Securitization Transaction to stop so purchasing or financing, other than by reason of the occurrence of the stated expiry date of the Permitted Securitization Transaction; provided that any notices or
                                                --------
          cure periods that are conditions to the rights of such Persons to stop purchasing, or financing the purchase of, such accounts receivables have been given or have expired, as the case may be; or".

          2.27 Amendment to Subsection 12.11. Subsection 12.11 of the Credit Agreement is hereby amended by deleting the reference to the amount "$200,000" and substituting in lieu thereof a reference to the amount "$225,000".

          2.28 Amendment to Subsection 13.1. Subsection 13.1 of the Credit Agreement is hereby amended by (a) deleting the words "capital stock pledged pursuant to the stock pledge agreements executed pursuant to subsection 7.10" in clause (ii) of the proviso to the second sentence of such subsection and substituting in lieu thereof the word "Collateral" and (b) adding the following words to clause (iii) of the proviso to the second sentence of such subsection:
"or amend, modify or waive Section 2A, the order of application of prepayments specified in subsection 4.1(c) or any provision of any Security Document that provides for the ratable sharing of the proceeds of any realization on the Collateral to provide for a non-ratable sharing thereof without the written consent of the Required Tranche B Lenders or reduce the percentage specified in the definition of Required Tranche B Lenders without the consent of all the Tranche B Lenders".

          2.29 Amendment to Annex A to the Credit Agreement.  Annex A to the
                                                              -------
Credit Agreement is hereby amended by replacing such Annex in its entirety with

Annex A-1 to this Amendment.
---------

          2.30 Addition of Annex A-2 and Annex A-3 to the Credit Agreement. The Credit Agreement is hereby amended by adding two new annexes thereto to be designated as Annex A-2 and Annex A-3 thereto and to read in their entireties as
              ---------     ---------
set forth in Annex A-2 and Annex A-3 to this Amendment, respectively.
             ---------     ---------

          2.31 Addition of Schedule I-A to the Credit Agreement. The Credit Agreement is hereby amended by adding a new Schedule thereto to be designated

Schedule I-A thereto and to read in its entirety as set forth in Schedule I-A to
------------                                                     ------------
this Amendment.

          2.32 Addition of Exhibits J and K to Credit Agreement. The Credit Agreement is hereby amended by adding two new exhibit thereto to be designated

Exhibit J and Exhibit K thereto and to read in their entireties as set forth in
---------     ---------
Exhibit J and Exhibit K to this Amendment, respectively.
---------     ---------


     SECTION  3.    MISCELLANEOUS

          3.1  Joinder of Tranche B Lenders.   From and after the Tranche B
Effective Date, the Tranche B Lenders, to the extent such Tranche B Lenders are not Lenders prior to the Tranche B Effective Date, shall become parties to the Credit Agreement as "Lenders" for all purposes thereof and the other Loan Documents.

          3.2 Representations and Warranties. On and as of the date hereof, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Section 5 of the Credit Agreement mutatis mutandis (after giving effect to any amendments thereto pursuant to this Amendment), except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

          3.3 Effectiveness. This Amendment shall become effective as of the date upon which the conditions set forth below shall first be satisfied (the "Tranche B Effective Date"), except that the amendment provided for in subsection 2.28 hereof shall not become effective unless this Amendment is executed by all the Lenders:

          (a) Amendment Documentation. The Administrative Agent shall have received (i) this Amendment, executed and delivered by a duly authorized officer of Holdings, the Borrower, the Required Lenders, the Required Term Loan Lenders, the Required Revolving Credit Lenders, the Issuing Bank and each Tranche B Lender with a counterpart for the Administrative Agent and a counterpart or a conformed copy for each Lender, (ii) a Collateral Agreement executed and delivered by a duly authorized officer of each Guarantor (other than Holdings), substantially in the form of Exhibit A hereto, with a counterpart for the Administrative
                    ---------
     Agent and a counterpart or a conformed copy for each Lender, (iii) Mortgages with respect to each of the parcels of real property described on

     Schedule 3.3(a) hereto, executed and delivered by a duly authorized officer
     ---------------
     of each Loan Party party thereto, with a counterpart for the Administrative Agent and a counterpart or a conformed copy for each Lender, (iv) for the account of each Tranche B Lender which requests a Tranche B Term Note on the Tranche B Effective Date, a Tranche B Term Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, (v) the Consent attached to this Amendment executed and delivered by a duly authorized office of Dal-Tile Corporation with a counterpart for the Administrative Agent and a counterpart or a conformed copy for each Lender, and (vi) a Guarantee Assumption Agreement, executed and delivered by a duly authorized officer of each Domestic Subsidiary (other than Dal-Tile Corporation and any Inactive Subsidiaries), substantially in the form of Exhibit A thereto, with a counterpart for the Administrative Agent and a
        ---------
     counterpart or a conformed copy for each Lender. As used herein, "Inactive Subsidiary" means any Subsidiary of the Borrower which (a) does not own assets with an aggregate book value in excess of $50,000 and (b) is not engaged in any business.

          (b) Closing Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Tranche B Effective Date, substantially in the form of

     Exhibit F to the Credit Agreement, with appropriate insertions and
     ---------
     attachments, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

          (c) Corporate Proceedings of the Borrower. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party delivered in connection with this Amendment and (ii) the granting of the Liens contemplated of it hereunder, certified by the Secretary or an Assistant Secretary of the Borrower as of the Tranche B Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (d) Borrower Incumbency Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Tranche B Effective Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document in connection with this Amendment which certificate shall be reasonably satisfactory in form and substance to the Administrative Agent and shall be executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

          (e) Corporate Proceedings of Holdings. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of Holdings authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary of Holdings as of the Tranche B Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (f) Holdings Incumbency Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of Holdings, dated the Tranche B Effective Date, as to the incumbency and signature of the officers of Holdings executing this Amendment, which certificate shall be reasonably satisfactory in form and substance to the Administrative Agent and shall be executed by the President or any Vice President and the Secretary or any Assistant Secretary of Holdings.

          (g) Corporate Proceedings of Subsidiaries. The Administrative Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Subsidiary of the Borrower which is a Loan Party authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party delivered in connection with this Amendment and (ii) the granting of the Liens contemplated of it hereunder, certified by the Secretary or an Assistant Secretary of each such Subsidiary as of the Tranche B Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (h) Subsidiary Incumbency Certificates. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each Subsidiary of the Borrower which is a Loan Party, dated the Tranche B Effective Date, as to the incumbency and signature of the officers of such Subsidiaries executing any Loan Document in connection with this Amendment, which certificate shall be reasonably satisfactory in form and substance to the Administrative Agent and shall be executed by the President or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

          (i) Fees. The Administrative Agent and the Lenders shall have received the fees required to be received by them on or prior to the Tranche B Effective Date.

          (j) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, the following executed legal opinions:

                    (i) the executed legal opinion of Fried, Frank, Harris, Shriver & Jacobson, special counsel to Holdings and the Borrower, substantially in the form of Exhibit B hereto; and
                                       ---------

                    (ii) the executed legal opinions of such special and local counsel as may be required by the Administrative Agent.

     Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Agent may reasonably require.

          (k) Interim Financial Statements. The Lenders shall have received unaudited interim consolidated financial statements of Holdings for each fiscal quarterly period ended subsequent to the date of the latest financial statements delivered prior to the date hereof under the Credit Agreement and for the months of April and, if available, May 1997.

          (l) Projections. The Lenders shall have received satisfactory projections of the Borrower and its subsidiaries for the period from the Tranche B Effective Date through the final maturity of the Tranche B Term Loans.

          (m) Representations and Warranties. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Tranche B Effective Date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. The borrowing of the Tranche B Term Loans by the Borrower shall constitute a representation and warranty by the Borrower that this condition has been satisfied.

          (n) No Default. No Default or Event of Default shall have occurred and be continuing on the Tranche B Effective Date or after giving effect to the Extensions of Credit made on the Tranche B Effective Date. The borrowing of the Tranche B Term Loans by the Borrower shall constitute a representation and warranty by the Borrower that this condition has been satisfied.

          (o) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgement and tax lien filings which may have been filed with respect to personal property of any Loan Party, and the results of such search shall be satisfactory to the Administrative Agent.

          (p) Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions (other than those contemplated by subsection 3.4 hereof), including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed (or arrangements satisfactory to the Administrative Agent shall have been made for the completion thereof promptly following the Tranche B Effective
     Date).

          3.4 Title Insurance, Surveys and Other Real Property Matters. The Borrower shall use its reasonable efforts to deliver to the Administrative Agent on the Tranche B Effective Date or as soon thereafter as reasonably practicable (and in any event the Borrower shall deliver to the Administrative Agent within 60 days after the Tranche B Effective Date):

          (a) In respect of each parcel of real property covered by each Mortgage a mortgagee's title policy (or policies) or marked up unconditional binder for such insurance dated the Tranche B Effective Date (or such later date on which such title policy or binder is delivered). Each such policy shall (i) be in an amount satisfactory to the Administrative Agent; (ii) be issued at ordinary rates; (iii) insure that the Mortgage insured thereby creates a valid first Lien on such parcel free and clear of all defects and encumbrances, except such as may be approved by the Administrative Agent; (iv) name the Administrative Agent for the benefit of the Lenders as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70); (vi) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request and (vii) be issued by title companies reasonably satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent). The Borrower shall also deliver to the Administrative Agent evidence reasonably satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid.

          (b) Maps or plats of an as-built survey of the sites of the property covered by each Mortgage certified to the Administrative Agent and the title insurance company issuing the relevant policy referred to in subsection 3.4(a) hereof (the "Title Insurance Company"), in a manner satisfactory to them, dated a date satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor satisfactory to the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1962, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (i) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (ii) the lines of streets abutting the sites and width thereof; (iii) all access and other easements appurtenant to the sites or necessary or desirable to use the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building structures and improvements on the sites; and (vi) if the site is described as being on a filed map, a legend relating the survey to said map.

          (c) If reasonably requested by the Administrative Agent, (i) a policy of flood insurance which (A) covers any parcel of improved real property which is encumbered by any Mortgage, (B) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage which is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, whichever is less, and (C) has a term ending not earlier than the maturity of the indebtedness secured by such Mortgage and (ii) confirmation that the Borrower has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board of Governors of the Federal Reserve System.

          (d) A copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in subsection 3.4(a) hereof and a copy, certified by such parties as the Administrative Agent may deem appropriate, of all other documents affecting the property covered by each Mortgage.

          3.5 Representations and Warranties as to Real Property Matters. The Borrower hereby represents and warrants that (a) the parcels of real property listed on Schedule 3.3(a) under the heading "Owned Real Properties" constitute
          ---------------
all of the parcels of real property owned by the Borrower and its Subsidiaries as of the date hereof which (i) are developed as manufacturing, distribution, sales or office facilities and are used in the conduct of the business of the Borrower and its Subsidiaries, (ii) are used for the extraction of talc or other raw materials or otherwise used in the conduct of the business of the Borrower and its Subsidiaries and (iii) are undeveloped or not used in the conduct of the business of the Borrower and its Subsidiaries but which have a book value of at least $1,000,000, (b) the parcels of real property owned by the Borrower or any of its Subsidiaries which are not listed on Schedule 3.3(a) have an aggregate
                                            ---------------
book value not in excess of $2,500,000 and (c) Schedule 3.5 sets forth a true
                                               ------------
and complete list of all manufacturing and distribution facilities leased by the Borrower and its Subsidiaries as of the date hereof. The Borrower shall use reasonable efforts to deliver to the Administrative Agent leasehold mortgages, in form and substance reasonably satisfactory to the Administrative Agent, within 75 days after the Tranche B Effective Date (or as soon thereafter as is reasonably practicable) with respect to the leasehold interest of the Borrower or its Subsidiaries in the leases with respect to the manufacturing facility located in El Paso, Texas and the distribution centers in Los Angeles, California, Baltimore, Maryland and Dallas, Texas.

          3.6 Lockbox System. The Borrower shall use its reasonable efforts to establish as soon after the Tranche B Effective Date as reasonably practicable (and in any event the Borrower shall establish within 75 days after the Tranche B Effective Date), for the benefit of the Administrative Agent and the Lenders, a system of lockboxes and related deposit accounts into which the proceeds of accounts receivable shall be deposited, under the circumstances all as more fully described in the Collateral Agreement.

          3.7 Special Covenant Regarding Inactive Subsidiaries. The Borrower shall not permit any Domestic Subsidiary which is an Inactive Subsidiary on the Tranche B Effective Date to acquire any assets or engage in any business unless such Domestic Subsidiary shall comply with the requirements on subsection 7.9 of the Credit Agreement as if such Domestic Subsidiary became a Subsidiary subsequent to the Tranche B Effective Date.

          3.8 Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

          3.9 Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          3.10 Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          3.11 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.